EGA EMERGING GLOBAL SHARES TRUST

Supplement dated August 29, 2014 to the Prospectus dated March 28, 2014 for the following series of EGA Emerging Global Shares Trust (the “Trust”):

Fund	Ticker
EGShares Blue Chip ETF	BCHP

Effective September 1, 2014, Joseph Signora will serve as the Chief Compliance Officer of the Trust.

Effective September 1, 2014, the section entitled “OTHER SERVICE PROVIDERS” is deleted in its entirety.